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Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the use of our report dated January 18, 2001, (except for Note 16, as to which the date is March 20, 2001) with respect to the consolidated financial statements and financial statement schedule of Commerce One, Inc. included in this current report (Form 8-K) of New Commerce One Holding, Inc.

Walnut Creek, California
July 9, 2001

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  Exhibit 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS